STRATEGIC ADVANTAGE AND STRATEGIC ADVANTAGE II

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
issued by
Security Life of Denver Insurance Company
and its
Security Life Separate Account L1

Supplement dated September 20, 2007, to the prospectus dated May 1, 2002

This supplement updates and amends certain information contained in your prospectus dated May 1, 2002.
Please read it carefully and keep it with your prospectus for future reference.
_________________________________________________________________________

Effective October 16, 2007, our Excessive Trading Policy will change and the “Limits on Frequent or Disruptive Transfers” section added by supplement dated February 2, 2007, to the “Excessive Trading” section beginning on page 41 of your policy prospectus will be replaced with the following:

Limits on Frequent or Disruptive Transfers

The policy is not designed to serve as a vehicle for frequent transfers. Frequent transfer activity can disrupt management of an investment portfolio and raise its expenses through:

  Increased trading and transaction costs;
  Forced and unplanned portfolio turnover;
  Lost opportunity costs; and
  Large asset swings that decrease the investment portfolio’s ability to provide maximum investment return to all policy owners.

This in turn can have an adverse effect on investment portfolio performance. Accordingly, individuals or organizations that use market-timing investment strategies or make frequent transfers should not purchase the policy.

Excessive Trading Policy. We and the other members of the ING family of companies that provide multi-investment portfolio variable insurance and retirement products have adopted a common Excessive Trading Policy to respond to the demands of the various investment portfolio families that make their investment portfolios available through our products to restrict excessive investment portfolio trading activity and to ensure compliance with Rule 22c-2 of the 1940 Act.

We actively monitor investment portfolio transfer and reallocation activity within our variable insurance products to identify violations of our Excessive Trading Policy. Our Excessive Trading Policy is violated if investment portfolio transfer and reallocation activity:

  Meets or exceeds our current definition of Excessive Trading, as defined below; or
  Is determined, in our sole discretion, to be disruptive or not in the best interests of other owners of our variable insurance and retirement products.

We currently define Excessive Trading as:

  More than one purchase and sale of the same investment portfolio (including money market investment portfolios) within a 60 calendar day period (hereinafter, a purchase and sale of the same investment portfolio is referred to as a “round-trip”). This means two or more round-trips involving the same investment portfolio within a 60 calendar day period would meet our definition of Excessive Trading; or
  Six round-trips involving the same investment portfolio within a rolling twelve month period.
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The following transactions are excluded when determining whether trading activity is excessive:

  Purchases or sales of shares related to non-investment portfolio transfers (for example, new purchase payments, withdrawals and loans);
  Transfers associated with scheduled dollar cost averaging, scheduled rebalancing or scheduled asset allocation programs;
  Purchases and sales of investment portfolio shares in the amount of $5,000 or less;
  Purchases and sales of investment portfolios that affirmatively permit short-term trading in their investment portfolio shares, and movement between such investment portfolios and a money market investment portfolio; and
  Transactions initiated by us, another member of the ING family of companies or an investment portfolio.

If we determine that an individual or entity has made a purchase of an investment portfolio within 60 days of a prior round-trip involving the same investment portfolio, we will send them a letter (once per year) warning that another sale of that same investment portfolio within 60 days of the beginning of the prior round-trip will be deemed to be Excessive Trading and result in a six month suspension of their ability to initiate investment portfolio transfers or reallocations through the Internet, facsimile, Voice Response Unit (VRU), telephone calls to the ING Customer Service Center or other electronic trading medium that we may make available from time to time (“Electronic Trading Privileges”). Likewise, if we determine that an individual or entity has made five round-trips involving the same investment portfolio within a rolling twelve month period, we will send them a letter warning that another purchase and sale of that same investment portfolio within twelve months of the initial purchase in the first round-trip will be deemed to be Excessive Trading and result in a suspension of their Electronic Trading Privileges. According to the needs of the various business units, a copy of any warning letters may also be sent, as applicable, to the person(s) or entity authorized to initiate investment portfolio transfers or reallocations, the agent/registered representative or the investment adviser for that individual or entity. A copy of the warning letters and details of the individual’s or entity’s trading activity may also be sent to the investment portfolio whose shares were involved in the trading activity.

If we determine that an individual or entity has violated our Excessive Trading Policy, we will send them a letter stating that their Electronic Trading Privileges have been suspended for a period of six months. Consequently, all investment portfolio transfers or reallocations, not just those that involve the investment portfolio whose shares were involved in the activity that violated our Excessive Trading Policy, will then have to be initiated by providing written instructions to us via regular U.S. mail. Suspension of Electronic Trading Privileges may also extend to products other than the product through which the Excessive Trading activity occurred. During the six month suspension period, electronic “inquiry only” privileges will be permitted where and when possible. A copy of the letter restricting future transfer and reallocation activity to regular U.S. mail and details of the individual’s or entity’s trading activity may also be sent, as applicable, to the person(s) or entity authorized to initiate investment portfolio transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity and the investment portfolio whose shares were involved in the activity that violated our Excessive Trading Policy.

Following the six month suspension period during which no additional violations of our Excessive Trading Policy are identified, Electronic Trading Privileges may again be restored. We will continue to monitor the investment portfolio transfer and reallocation activity, and any future violations of our Excessive Trading Policy will result in an indefinite suspension of Electronic Trading Privileges. A violation of our Excessive Trading Policy during the six month suspension period will also result in an indefinite suspension of Electronic Trading Privileges.

We reserve the right to suspend Electronic Trading Privileges with respect to any individual or entity, with or without prior notice, if we determine, in our sole discretion, that the individual’s or entity’s trading activity is disruptive or not in the best interests of other owners of our variable insurance and retirement products, regardless of whether the individual’s or entity’s trading activity falls within the definition of Excessive Trading set forth above.

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Our failure to send or an individual’s or entity’s failure to receive any warning letter or other notice contemplated under our Excessive Trading Policy will not prevent us from suspending that individual’s or entity’s Electronic Trading Privileges or taking any other action provided for in our Excessive Trading Policy.

We do not allow exceptions to our Excessive Trading Policy. We reserve the right to modify our Excessive Trading Policy, or the policy as it relates to a particular investment portfolio, at any time without prior notice, depending on, among other factors, the needs of the underlying investment portfolio(s), the best interests of policy owners and investment portfolio investors and/or state or federal regulatory requirements. If we modify our policy, it will be applied uniformly to all policy owners or, as applicable, to all policy owners investing in the underlying investment portfolio.

Our Excessive Trading Policy may not be completely successful in preventing market timing or excessive trading activity. If it is not completely successful, investment portfolio performance and management may be adversely affected, as noted above.

Limits Imposed by the Investment Portfolios. Each underlying investment portfolio available through the variable insurance and retirement products offered by us and/or the other members of the ING family of companies, either by prospectus or stated policy, has adopted or may adopt its own excessive/frequent trading policy, and orders for the purchase of investment portfolio shares are subject to acceptance or rejection by the underlying investment portfolio. We reserve the right, without prior notice, to implement investment portfolio purchase restrictions and/or limitations on an individual or entity that the investment portfolio has identified as violating its excessive/frequent trading policy and to reject any allocation or transfer request to a variable investment option if the corresponding investment portfolio will not accept the allocation or transfer for any reason. All such restrictions and/or limitations (which may include, but are not limited to, suspension of Electronic Trading Privileges and/or blocking of future purchases of an investment portfolio or all investment portfolios within an investment portfolio family) will be done in accordance with the directions we receive from the investment portfolio.

Agreements to Share Information with Investment Portfolio Companies. As required by Rule 22c-2 under the 1940 Act, we have entered into information sharing agreements with each of the investment portfolio companies whose investment portfolios are offered through the policy. Policy owner trading information is shared under these agreements as necessary for the investment portfolio companies to monitor investment portfolio trading and our implementation of our Excessive Trading Policy. Under these agreements, the company is required to share information regarding policy owner transactions, including but not limited to information regarding investment portfolio transfers initiated by you. In addition to information about policy owner transactions, this information may include personal policy owner information, including names and social security numbers or other tax identification numbers.

As a result of this information sharing, an investment portfolio company may direct us to restrict a policy owner’s transactions if the investment portfolio determines that the policy owner has violated the investment portfolio’s excessive/frequent trading policy. This could include the investment portfolio directing us to reject any allocations of premium or policy value to the investment portfolio or all investment portfolios within the investment portfolio family.

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IMPORTANT INFORMATION REGARDING UPCOMING INVESTMENT PORTFOLIO LIQUIDATIONS

On July 12, 2007, the Board of Trustees of ING Investors Trust approved a proposal to liquidate the:

  ING MarketPro Portfolio;
  ING MarketStyle Growth Portfolio;
  ING MarketStyle Moderate Growth Portfolio; and
  ING MarketStyle Moderate Portfolio.

The proposed liquidation is subject to shareholder approval. If shareholder approval is obtained, it is expected that the liquidation will take place on or about November 10, 2007 (the “Closing Date”).

Voluntary Transfers Before the Closing Date. Anytime prior to the Closing Date you may transfer amounts that you have allocated to the variable investment options that invest in the ING MarketPro Portfolio, the ING MarketStyle Growth Portfolio, the ING MarketStyle Moderate Growth Portfolio and/or the ING MarketStyle Moderate Portfolio to any of the other available investment options. There will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers. You may give us alternative allocation instructions at any time by contacting the ING Customer Service Center at P.O. Box 5065, Minot, ND 58702-5065, 1-877-253-5050. See also the “Transfer of Account Value” section on page 41 of your policy prospectus for further information about making investment portfolio allocation changes.

Automatic Reallocation Upon Liquidation. After the Closing Date and our receipt of the proceeds from the liquidation of the ING MarketPro Portfolio, the ING MarketStyle Growth Portfolio, the ING MarketStyle Moderate Growth Portfolio and the ING MarketStyle Moderate Portfolio, amounts that were allocated to the variable investment options that invested in these portfolios will be automatically reallocated to the variable investment option that invests in the ING Liquid Assets Portfolio. There will be no charge for this automatic reallocation, and this automatic reallocation will not count as a transfer when imposing any applicable restriction or limit on transfers. Furthermore, you will not incur any tax liability because of this automatic reallocation, and your policy value immediately before the reallocation will equal your policy value immediately after the reallocation.

Future Allocations. After the Closing Date, the variable investment options that invested in the ING MarketPro Portfolio, the ING MarketStyle Growth Portfolio, the ING MarketStyle Moderate Growth Portfolio and/or the ING MarketStyle Moderate Portfolio will be no longer available through your policy. Any future allocations directed to a variable investment option that invested in one of these investment portfolios will be automatically allocated to the variable investment option that invests in the ING Liquid Assets Portfolio.

Information about the ING Liquid Assets Portfolio. The following chart lists the investment adviser and subadviser and information regarding the investment objectives of the ING Liquid Assets Portfolio. More detailed information can be found in the current prospectus and Statement of Additional Information for that investment portfolio. You may obtain these documents by contacting the ING Customer Service Center at P.O. Box 5065, Minot, ND 58702-5065, 1-877-253-5050.

Investment Adviser/
Investment Portfolio Name	Subadviser	Investment Objective

ING Liquid Assets Portfolio	Investment Adviser:	Seeks high level of current income
	Directed Services LLC	consistent with the preservation of
	Subadviser:	capital and liquidity.
ING Investment Management Co.

There will be no further disclosure regarding the ING MarketPro Portfolio, the ING MarketStyle Growth Portfolio, the ING MarketStyle Moderate Growth Portfolio and the ING MarketStyle Moderate Portfolio in future supplements to the prospectus.

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IMPORTANT INFORMATION ABOUT THE ING FUNDAMENTAL RESEARCH PORTFOLIO

Investment Portfolio Reorganization. On April 28, 2006, the variable investment option that invested in the ING Fundamental Research Portfolio was closed to new investors and to new investments by existing investors. On July 12, 2007, the Board of Directors of ING Partners, Inc. approved a proposal to reorganize the ING Fundamental Research Portfolio into the ING VP Growth and Income Portfolio. If this proposed reorganization is approved, the ING Fundamental Research Portfolio will, on or about November 12, 2007, reorganize into and become part of the ING VP Growth and Income Portfolio. Your investment in the ING Fundamental Research Portfolio will automatically become an investment in the ING VP Growth and Income Portfolio with an equal total net asset value.

Policy owners who had policy value allocated to the ING Fundamental Research Portfolio may leave their policy value in the variable investment option that invests in the ING VP Growth and Income Portfolio, but future allocations and transfers into this variable investment option will be prohibited. If your most recent premium allocation instructions includes the variable investment option that corresponds to the ING Fundamental Research Portfolio, premium received that would have been allocated to the variable investment option corresponding to this investment portfolio will be allocated on a pro-rata basis among all the other available variable investment options in which your policy value is allocated. If there are no other such variable investment options, you must provide us with alternative allocation instructions or the premium payment will be returned to you. You may give us alternative allocation instructions by contacting our ING Customer Service Center at P.O. Box 5065, Minot, ND 58702-5065, 1-877-253-5050. See the “Transfer of Account Value” section on page 41 of your policy prospectus for information about making investment portfolio allocation changes.

Your failure to provide us with alternative allocation instructions before we return your premium payment(s) may result in your policy entering the 61 day grace period and/or your policy lapsing without value. See the “Lapse” section on page 46 of your policy prospectus for more information about how to keep your policy from lapsing. See also the “Reinstatement” section on page 47 of your policy prospectus for more information about how to put your policy back in force if it has lapsed.

You will not incur any fees or charges or any tax liability because of this reorganization, and your policy value immediately before the reorganization will equal your policy value immediately after the reorganization.

There will be no further disclosure regarding the ING Fundamental Research Portfolio in future prospectuses of the policy.

Please note the following summary information about the ING VP Growth and Income Portfolio:

Investment Adviser/
Investment Portfolio Name	Subadviser	Investment Objective

ING VP Growth and Income	Investment Adviser:	Seeks to maximize total return
Portfolio	ING Investments, LLC	through investments in a diversified
	Subadviser:	portfolio of common stocks and
	ING Investment Management Co.	securities convertible into common
stock.

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MORE INFORMATION IS AVAILABLE

More information about the investment portfolios available through your policy, including information about the risks associated with investing in these investment portfolios, can be found in the current prospectus and Statement of Additional Information for that investment portfolio. You may obtain these documents by contacting us at our:

ING Customer Service Center P.O. Box 5065 Minot, ND 58702-5065 1-877-253-5050

IMPORTANT INFORMATION ABOUT THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

Effective July 30, 2007, the National Association of Securities Dealers, Inc. (NASD) was consolidated into the Financial Industry Regulatory Authority (FINRA). Accordingly, all references in your prospectus to the National Association of Securities Dealers, Inc. and NASD are hereby deleted and replaced with the Financial Industry Regulatory Authority and FINRA, respectively.

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